UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 5, 2012

McEWEN MINING INC.

(Exact name of registrant as specified in its charter)

Colorado (State or other jurisdiction of incorporation or organization)	001-33190 (Commission File Number)	84-0796160 (I.R.S. Employer Identification No.)

Suite 4750, 181 Bay Street

P.O. Box 792

Toronto, Ontario, Canada  M5J 2T3

(Address of principal executive offices)  (Zip Code)

Registrant’s telephone number including area code:  (866) 441-0690

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01              Other Events.

On December 5, 2012, McEwen Mining Inc. (“McEwen” or the “Company”) issued a press release announcing the closing of its previously announced rights offering (the “Offering”) of 19,051,679 shares of its common stock and 7,798,762 exchangeable shares.  The price per share was $2.25 per share of common stock and CDN $2.24 per exchangeable share, resulting in gross proceeds to the Company of $60.4 million.  The Offering was made under the Company’s shelf registration statement on Form S-3 (Registration No. 333-182192), including a base prospectus dated August 3, 2012, as supplemented by a prospectus supplement dated October 31, 2012 and a rights circular in Canada.  This summary of the press release is qualified in its entirety by reference to the press release filed herewith as Exhibit 99.1 and incorporated into this Item 8.01 by reference.

Item 9.01              Financial Statements and Exhibits.

(d)                   Exhibit.  The following exhibit is filed with this report:

99.1        Press release dated December 5, 2012.

Cautionary Statement

With the exception of historical matters, the matters discussed in the press release include forward-looking statements within the meaning of applicable securities laws that involve risks and uncertainties that could cause actual results to differ materially from projections or estimates contained therein. Such forward-looking statements include, among others, current and future exploration and development activities, estimated production schedules and the delivery of securities expected in connection with the Offering. Factors that could cause actual results to differ materially from projections or estimates include, among others, metals prices, economic and market conditions, start-up of milling operations, future drilling results and the actions of third parties over which the Company has no control, as well as other factors described in our Annual Report on Form 10-K for the year ended December 31, 2011, and other filings with the United States Securities and Exchange Commission (“SEC”). Most of these factors are beyond the Company’s ability to predict or control. The Company disclaims any obligation to update any forward-looking statement made in the press release, whether as a result of new information, future events, or otherwise. Readers are cautioned not to put undue reliance on forward-looking statements.

SIGNATURE

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

McEWEN MINING INC.

Date: December 5, 2012	By:	/s/ Perry Y. Ing
Perry Y. Ing, Vice President
and Chief Financial Officer

Exhibit Index

The following is a list of the Exhibits filed herewith.

Exhibit
Number	Description of Exhibit

99.1	Press release dated December 5, 2012.